                           CAPSTONE GROWTH FUND, INC.

                          5847 San Felipe, Suite 4100
                               Houston, TX  77057
                                 1-800-262-6631



                                 MARCH 2, 1998


                                   PROSPECTUS



         Capstone Growth Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund invests primarily in common stocks, although the Fund can also invest in preferred and convertible preferred stocks, as well as other instruments. The Fund would expect to invest primarily in securities of U.S. issuers, but there is no limit on the extent to which it can invest in securities of foreign issuers.

         This Prospectus sets forth certain information about Capstone Growth Fund, Inc. that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

         A STATEMENT OF ADDITIONAL INFORMATION about Capstone Growth Fund, Inc. dated March 2, 1998 has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSIONER NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
              OR ANY STATE SECURITIES COMMISSIONER PASSED UPON THE
                  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           CAPSTONE GROWTH FUND, INC.


Investment Adviser:                  Shareholder Servicing Agent:
 Capstone Asset Management Company    FPS Services, Inc.
 5847 San Felipe, Suite 4100          P.O. Box 61503
 Houston, Texas  77057                3200 Horizon Drive
                                      King of Prussia, Pennsylvania  19406-0903


                                  Distributor:
                         Capstone Asset Planning Company
                           5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631


                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Fund Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Investment Objective and Policies  . . . . . . . . . . . . . . . . . . . .   8
Investments and Investment Practices . . . . . . . . . . . . . . . . . . .   8
Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . .  10
Performance Information  . . . . . . . . . . . . . . . . . . . . . . . .    11
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .    12
Purchasing Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Distributions and Taxes  . . . . . . . . . . . . . . . . . . . . . . . . .  16
Redemption and Repurchase of Shares  . . . . . . . . . . . . . . . . . . .  18
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . .  19
Stockholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
General Information  . . . . . . . . . . . . . . . . . . . . . . . . . . .  22


         No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.

                           CAPSTONE GROWTH FUND, INC.

                               PROSPECTUS SUMMARY



Type of Company . . . . . . . .     The Fund is an open-end diversified
                                    management investment company. (see page 22)

Investment Objective  . . . . .     The Fund seeks long-term capital
                                    appreciation. There is no assurance that
                                    this objective will be achieved. (see page
                                    8)

Investment Policies . . . . . .     The Fund will invest primarily in common
                                    stocks, although the Fund can also invest in preferred and convertible preferred stocks and certain other instruments. The Fund would expect to invest primarily in securities of U.S. issuers, but there is no limit on the extent to which it can invest in securities of foreign issuers. The Fund may also engage in certain hedging transactions. (see page 8)

Risk Factors  . . . . . . . . .     For hedging purposes, the Fund may invest up
                                    to 2% of its total net assets in stock
                                    options and options on stock indexes and up
                                    to 5% of the market value of its assets in
                                    margin deposits on stock index futures and
                                    options on stock index futures. The Fund may
                                    also enter into forward foreign currency
                                    exchange contracts as a hedge in connection
                                    with its foreign investments. These
                                    investments entail special risks. The Fund's
                                    investments in foreign securities involve
                                    different risks than investments in
                                    securities of U.S. issuers. See "Investments
                                    and Investment Practices." Additionally,
                                    there can be no assurance that the Fund will
                                    achieve its investment objective and
                                    investors should be aware that the value of
                                    the Fund's shares will fluctuate, which may
                                    cause a loss in principal value. (see page
                                    8)

Investment Adviser  . . . . . .     Capstone Asset Management Company (the
                                    Adviser") is the Fund's Investment Adviser.
                                    The Adviser provides advisory and/or
                                    administrative services to the other mutual funds in the Capstone Group. (see page 12)

Expenses of the Fund  . . . . .
                                    For the last fiscal year, the Fund's total operating expenses, including investment advisory fees, were 1.25% of its average net assets. (see page 14)

Dividends and . . . . . . . . .     The Fund pays any dividends from net
 Distributions                      investment income and distributions from
                                    capital gains at least annually. (see page
                                    16)


Distributor and . . . . . . . .     Shares of the Fund are continuously offered
 Offering Price                     for sale through the Fund's Distributor,
                                    Capstone Asset Planning Company, without a sales load, at the net asset value next determined after receipt of the order. The
                                    Fund pays certain expenses pursuant to a Rule 12b-1 distribution plan. (see page 14)

Minimum Purchase  . . . . . . .     The minimum initial investment is $200,
                                    except for continuous investment plans, and there is no minimum for subsequent purchases. (see page 14)

Redemption  . . . . . . . . . .     Shares of the Fund can be redeemed at the
                                    next determined net asset value, without charge. (see page 18)

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                     0%
  (as a percentage of offering price)

Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering price)             0%

Deferred Sales Load (as a percentage of
  original purchase price or redemption
  of proceeds, as applicable)                               0%

Redemption Fee (as a percentage of
  amount redeemed, if applicable)                           0%

Exchange Fee                                                0%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                             0.71%
12b-1 Fees*                                                 0.25%
Other Expenses                                              0.29%
Total Fund Operating Expenses                               1.25%

                                    EXAMPLE


                                                               1 year     3 years      5 years      10 years
                                                               ------     -------      -------      --------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period:                       $13        $40          $69          $151

_____________
* Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term stockholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD (see "Distributor").

         The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The management fee information contained in the table is based on the maximum asset-based fees currently in effect and does not include any deduction for expense reimbursements or waivers by the Fund's Adviser. An administrative charge is also included in the expense information contained in the table. See "Management of the Fund" for a more complete description of the fees paid to the Adviser. The information disclosed in the table for "Other Expenses" is based on expenses actually incurred by the Fund during its last fiscal year ended October 31, 1997.

THE EXAMPLE WHICH IMMEDIATELY FOLLOWS THE TABLE USES THE "TOTAL FUND OPERATING EXPENSES" FIGURE ABOVE AND ASSUMES IT WILL REMAIN CONSTANT OVER THE ILLUSTRATED PERIOD. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL FUND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN IN THE EXAMPLE OR IN THE TABLE.

                              FINANCIAL HIGHLIGHTS


         The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the Fund's financial statements which have been examined by the independent certified public accounting firms of Briggs, Bunting & Dougherty, LLP, for the most recent fiscal year, and by other accountants for the other periods indicated. The Fund's Annual Report contains additional performance information and is available free of charge upon request by calling the Fund at 800-262-6631.


                                                                              YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                                1997       1996       1995       1994        1993
                                                              --------   --------   --------   --------    --------
PER SHARE DATA

Net asset value at beginning of year .......................  $  15.56   $  13.82   $  13.23   $  14.43    $  14.00
                                                              --------   --------   --------   --------    --------

Income from investment operations:
  Net investment income ....................................      0.16       0.22       0.17       0.11        0.17
  Net  realized and unrealized gain (loss) on
  investments ..............................................      3.55       2.31       1.93      (0.23)       0.80
                                                              --------   --------   --------   --------    --------

  Total from investment operations .........................      3.71       2.53       2.10      (0.12)       0.97
                                                              --------   --------   --------   --------    --------

Less distributions from:
  Net investment income ....................................      0.22       0.06       0.16       0.13        0.22
  Net realized gain on investments .........................      2.29       0.73       1.35       0.95        0.32
                                                              --------   --------   --------   --------    --------

  Total distributions ......................................      2.51       0.79       1.51       1.08        0.54
                                                              --------   --------   --------   --------    --------

Net asset value at end of year .............................  $  16.76   $  15.56   $  13.82   $  13.23    $  14.43
                                                              ========   ========   ========   ========    ========

TOTAL RETURN (1)............................................     26.91%     19.27%     17.04%     (0.67)%      7.05%

RATIOS/SUPPLEMENTAL DATA
Net assets at the end
   of year (in thousands) ..................................  $ 69,609   $ 60,230   $ 85,324   $ 80,941    $ 96,465


Ratio of operating expenses to
  average net assets .......................................      1.25%      1.29%      1.31%      1.28%       1.24%
Ratio of net investment income to
  to average net assets ....................................      0.99%      1.31%      1.21%      0.78%       0.19%

Portfolio turnover rate ....................................       229%       173%       119%        12%         45%

Average commission rate (per share of
  security)(2) .............................................  $ 0.0658   $ 0.0696





                                                                               YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                                1992       1991       1990        1989       1988
                                                              --------   --------   --------    --------   --------
PER SHARE DATA

Net asset value at beginning of year .......................  $  14.65   $  11.88   $  14.76    $  12.12   $  11.40
                                                              --------   --------   --------    --------   --------

Income from investment operations:
  Net investment income ....................................      0.20       0.30       0.37        0.37       0.31
  Net  realized and unrealized gain (loss) on
  investments ..............................................      0.56       3.42      (1.48)       2.92       1.01
                                                              --------   --------   --------    --------   --------

  Total from investment operations .........................      0.76       3.72      (1.11)       3.29       1.32
                                                              --------   --------   --------    --------   --------

Less distributions from:
  Net investment income ....................................      0.24       0.37       0.40        0.36       0.31
  Net realized gain on investments .........................      1.17       0.58       1.37        0.29       0.29
                                                              --------   --------   --------    --------   --------

  Total distributions ......................................      1.41       0.95       1.77        0.65       0.60
                                                              --------   --------   --------    --------   --------

Net asset value at end of year .............................  $  14.00   $  14.65   $  11.88    $  14.76   $  12.12
                                                              ========   ========   ========    ========   ========

TOTAL RETURN1 ..............................................      5.83%     33.58%     (8.55)%     28.47%     12.23%

RATIOS/SUPPLEMENTAL DATA
Net assets at the end
   of year (in thousands) ..................................  $ 97,076   $ 95,606   $ 76,780    $ 86,243   $ 88,658


Ratio of operating expenses to
  average net assets .......................................      1.10%      0.97%      0.94%       0.95%      1.01%
Ratio of net investment income to
  to average net assets ....................................      1.43%      2.21%      2.77%       2.76%      2.76%

Portfolio turnover rate ....................................        22%        38%        48%         50%        62%

Average commission rate (per share of
  security)(2) .............................................




______________

1        Calculated without a sales charge. Sales charge eliminated on August
         21, 1995.
2 Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to seek long-term capital appreciation. This investment objective is a fundamental policy of the Fund and cannot be changed without stockholder approval. There can be no assurance the Fund's objective will be achieved. In pursuit of its investment objective of long-term capital appreciation, the Fund invests primarily in common stocks of rapidly growing companies that have demonstrated the ability to gain market share and achieve and maintain consistent profitability. The Fund may also invest in preferred and convertible preferred stocks. Although the Fund's investments are expected to be primarily in securities of U.S. issuers, it may invest without limit in securities of foreign issuers. For temporary defensive purposes, the Fund may invest to an unlimited extent in securities of the U.S. Government, its agencies and instrumentalities. The Fund may also invest, to a limited extent, in securities of other investment companies.

         Although the Fund anticipates normally being substantially invested in stocks, the Fund is permitted to invest up to 35% of its assets in bonds and other fixed income securities and may invest without limit in such securities during abnormal market conditions for temporary defensive purposes. The Fund's fixed income investments may include securities of the U.S. Government, its agencies and instrumentalities, corporate notes and bonds, commercial paper, bankers' acceptances, and certificates of deposit. Fixed income securities must be rated at least A by Standard & Poor's Corporation or Moody's Investors Service, or deemed of comparable quality by the Adviser, at the time of purchase by the Fund. A security held by the Fund which is downgraded below such ratings will be sold or retained based on the Adviser's determination of what is best for the Fund and its stockholders.


                      INVESTMENTS AND INVESTMENT PRACTICES

         U.S. Government Securities- Securities of the U.S. Government, its agencies and instrumentalities include instruments backed by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds and obligations of the Government National Mortgage Association. Other such instruments, including obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury. Still others, such as obligations of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain of the agency's obligations or, in the case of agencies such as the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the issuing agency. For investments not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

         Options and Futures- The Fund may employ special investment practices as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

         The Fund may purchase put and call options on stock and stock indexes for hedging purposes. The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other stock options and options on stock indexes then held by the Fund exceed 2% of the Fund's total net assets.

         A call option gives the purchaser of the option, in return for premium paid, the right to buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to sell the underlying security at the exercise price during the option period. In the case of an option on a stock index, the option holder has the right to obtain, upon exercise of the option, a cash settlement based on the difference between the exercise price and the value of the underlying stock index.

         The purchase of put and call options does involve certain risks. Through investment in options, the Fund can profit from favorable movements in the price of an underlying stock to a greater extent than if the Fund purchased the stock directly. However, if the stock does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the stock directly.

         Generally, transactions in stock index options pose the same type of risks as do transactions in stock options. Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which may not completely offset movements in the price of such securities.

         The Fund may also (i) invest up to 5% of its total assets in stock index futures contracts and options on stock index futures and (ii) engage in margin transactions with respect to such investments.

         A stock index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin", to cover any additional obligation it may have under the contract.

         Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

         The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks. The Fund will not enter into transactions in futures contracts and options on such contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options, exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on such contracts to the extent that its outstanding obligations under these contracts would exceed 20% of the Fund's total assets.

         Successful use by the Fund of stock index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when the Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the Fund's portfolio. Successful use of stock index futures contracts and options on such contracts is further dependent on the Adviser's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that its judgment in this respect will be correct. Risks in the purchase and sale of stock index futures contracts are discussed further in the Statement of Additional Information.

         Foreign Securities - Investment in foreign securities entails certain special cost and risks. Although the Fund does not expect to invest extensively in foreign securities, stockholders should be aware that such investments often involve higher brokerage and custody costs, currency conversion costs and longer settlement time. Other special factors regarding foreign investing include thinner and more volatile trading markets; less extensive information about securities, markets and issuers; lower levels of government regulation; difficulties in enforcing obligations; different accounting standards; fluctuations in values of foreign currencies against the U.S. dollar; and the risk of negative government actions such as expropriation, nationalization, imposition of withholding, confiscatory or other taxes, currency blockages or restrictions on transfer.

         Forward Foreign Currency Exchange Transactions - The Fund may enter into forward foreign currency exchange contracts in an attempt to hedge against adverse movements in the relative rates of exchange between the U.S. dollar and the currencies in which any non-U.S. investments are denominated, or between two foreign currencies. The Fund may enter into this type of contract with respect to a specific transaction or as a hedge for the Fund's portfolio positions. These contracts involve an obligation to purchase or sell a specific currency at a specified future date at a specified price. These contracts are traded in the interbank market conducted between currency traders (generally large commercial banks) and their customers. Although the Fund would enter into such a contract to minimize the risk of loss due to adverse currency fluctuations, such a contract may also limit the extent to which the Fund could gain from positive fluctuations. There can be no assurance that these activities will be successful in protecting the Fund against negative
effects of currency fluctuation.   For more information on foreign securities
and forward contracts, see the Statement of Additional Information.


                            INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions which, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares. Such majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions, which are designed to enhance the realization of the Fund's investment objective, provide, among other things, that the Fund may not:

         1. Engage in margin transactions or short sales, except that the Fund may engage in margin transactions with respect to transactions in stock index futures contracts and options on stock index futures.

         2. Invest more than 5% of the value of its total assets (at time of investment) in the securities of any one issuer except the United States Government and its instrumentalities.

         3. Invest in companies for the purpose of exercising control of management.

         4. Borrow any amount in excess of 5% of the value of its total assets less all liabilities not represented by senior securities at the time the loan is made, or amounts in excess of 10% of the gross assets of the Fund taken at cost, whichever is less, and provided further that any such borrowings shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Normally the Fund will borrow only to permit timely payment for shares liquidated by stockholders for which it does not have ready funds to make payment. While authorized to borrow, the Fund has never done so and has no plans to do so.

         5. Invest in securities of companies having a record of less than three years continuous operation, if such purchase at the time would cause more than 5% of the total assets to be invested in the securities of such company or companies.

         6. Purchase or retain securities of a company, if those officers or directors of the Fund or the Adviser who individually own beneficially more than 1/2 of 1% of the shares or securities of such company together own beneficially more than 5% of the shares or securities of such company.

         7. Invest in commodities or commodity contracts except that the Fund may enter into stock index futures contracts and options on stock index futures contracts to the extent that, (a) immediately thereafter, the sum of its initial margin deposits on such open contracts and premiums paid for options on such futures contracts does not exceed 5% of the market value of the Fund's total assets and (b) its outstanding obligations under such contracts and options does not exceed 20% of the Fund's total assets.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities.

         Additional investment restrictions of the Fund which may not be changed without stockholder approval are found under the caption "Investment Restrictions" in the Fund's Statement of Additional Information.


                            PERFORMANCE INFORMATION

         The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter. Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.


                             MANAGEMENT OF THE FUND

         The Fund is an open-end diversified management investment company, commonly called a mutual fund. Through the purchase of shares of the Fund, investors with goals similar to the investment objective of the Fund can participate in the investment performance of the portfolio of investments held by the Fund. The management and affairs of the Fund are supervised by its Board of Directors.


ADVISER
         Capstone Asset Management Company, a wholly-owned subsidiary of Capstone Financial Services, Inc., acts as the Investment Adviser to the Fund. The address of the Adviser is 5847 San Felipe, Suite 4100, Houston, Texas 77057. The Adviser provides investment advisory and/or administrative services to three other mutual funds: Capstone Government Income Fund, Capstone Japan Fund and Capstone New Zealand Fund (the "Capstone Group"), pension and profit sharing accounts, corporations and individuals. Total assets under management are approximately $1.8 billion.

         Investment decisions for the Fund are made by the portfolio manager, Albert P. Santa Luca, Ph.D. Dr. Santa Luca was appointed as co-manager in October 1994 and assumed full responsibility in August, 1995. Dr. Santa Luca began his investment career in 1984 at Team Bank/Texas American Bank by managing common fund investing in midcap value and growth stocks, and managing accounts for large charitable foundations, employee benefit plans and high net worth individuals. In 1993 Team Bank/Team American Bank became BancOne -- BancOne Investment Advisors. Dr. Santa Luca was subsequently appointed as back-up manager and, in 1994, fund manager for the One Group Small Company Growth Fund, a $400 million small capitalization growth fund.

         Pursuant to the terms of an investment advisory agreement which was approved by stockholders on February 18, 1992, the Fund retains the Adviser to
(1) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations, (2) make investment decisions for the Fund, (3) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board of Directors, and (4) provide administrative services for the Fund. In accordance with the Fund's policy of allocating portfolio brokerage described in the Statement of Additional Information, the Adviser is permitted to consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions, subject to best execution, and may also place orders for Fund portfolio transactions with the Fund's Distributor, TradeStar Investments, Inc. and Williams MacKay Jordan & Co., Inc, broker-dealer affiliates of the Adviser.

         The Fund pays all expenses incurred in the operation of the Fund other than those borne by the Adviser under the Advisory Agreement. Expenses payable by the Fund include: fees of directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or its affiliates; Board of Director meeting-related expenses of the directors and officers; expenses for legal and auditing services; data processing and pricing services; costs of printing and mailing proxies, stock certificates and stockholder reports; charges of the custodian, transfer agent, registrar or dividend disbursing agent; expenses pursuant to the Service and Distribution Plan; Securities and Exchange Commission fees; membership fees in trade associations; fidelity bond coverage for the Fund's officers; directors' and officers' errors and omissions insurance coverage; interest; brokerage costs; taxes; expenses relating to selling the Fund's shares in various states; litigation; and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

         For its services, the Adviser receives an annual fee on the basis of a percentage of net assets. For the fiscal year ended October 31, 1997, the Fund paid advisory fees equal to 0.71% of the average net assets of the Fund.

         The Fifth Third Bank of Cincinnati, Ohio performs accounting, bookkeeping and pricing services for the Fund. For these services, Fifth Third Bank receives a monthly fee from the Fund. Prior to February 10, 1997, the Adviser provided these services and was reimbursed by the Fund for its costs. The amount paid to the Adviser was not intended to include any profit, and was in addition to the advisory fees.

DISTRIBUTOR

         Pursuant to a Distribution Agreement with the Fund dated May 11, 1992, Capstone Asset Planning Company (the "Distributor") is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

         The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of the Fund shares to investors and provision of certain stockholder services including but not limited to the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Fund. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

         Under the Plan, payments made to the Distributor may not exceed an amount computed at an annual rate of 0.25% of the average net assets of the Fund. Of this amount, the Distributor may reallocate amounts up to 0.25% of the Fund's average net assets to Service Organizations (which may include the Distributor). Any amounts not so allocated will be retained by the Distributor for the purposes described above. The Distributor is permitted to collect the fees under the Plan on a monthly basis. Any expenditures incurred by the Distributor in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.25% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward.

The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date.

         The Plan was last approved by a majority of the Fund's directors, including a majority of the directors who have no direct or indirect financial interest in the operation of the Plan or any of its agreements ("Plan Directors") on May 12, 1997. The Plan was approved by the Fund's stockholders on February 18, 1992 and took effect on March 1, 1992. The Plan may be continued from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors, including a majority of the Plan Directors.

         The Glass-Steagall Act and other applicable laws currently prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, unless such laws are changed, if the Fund engages banks as Service Organizations, the banks would perform only administrative and stockholder servicing functions. If a bank were prohibited from acting as a Service Organization, alternative means for continuing the servicing of such stockholders would be sought. State law may differ from Federal law and banks and other financial institutions may be required to be registered as broker-dealers to perform administrative and stockholder servicing functions.

EXPENSES

         The Fund's expenses are accrued daily and are deducted from its total income before dividends are paid. The Fund's total operating expenses during the fiscal year ended October 31, 1997 were 1.25% of its average net assets.


                               PURCHASING SHARES

         Capstone Asset Planning Company (the "Distributor"), located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. Edward L. Jaroski, a director and officer of the Fund, is President and director of the Distributor and the Adviser. Most officers of the Fund are also officers of the Adviser, the Distributor and their parent company, Capstone Financial Services, Inc.

         Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund's Distributor. Except for the Fund itself, only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Fund. For further information, reference is made to the caption "Distributor" in the Fund's Statement of Additional Information.

         Shares of the Fund are sold at net asset value, without a sales charge, and will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. The minimum initial investment is $200, except for continuous investment plans which have no minimum, and there is no minimum for subsequent purchases. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.

         At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor. In addition, the Adviser and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser and/or Distributor, sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

         Payment for all orders to purchase Fund shares must be received by the Fund's Transfer Agent within three business days after the order was placed. Checks made payable to third parties will not be accepted.

INVESTING THROUGH AUTHORIZED DEALERS

         If any authorized dealer receives an order of at least $200, the dealer may contact the Distributor directly. Orders received by dealers by the close of trading on the New York Stock Exchange on a business day that are transmitted to the Distributor by 4:00 p.m. Central time on that day will be effected at the net asset value per share determined as of the close of trading on the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined net asset value. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Central time.

         After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

PURCHASES THROUGH THE DISTRIBUTOR

         An account may be opened by mailing a check or other negotiable bank draft (payable to Capstone Growth Fund, Inc.) for $200 or more together with the completed Investment Application Form to the Transfer Agent: Capstone Growth Fund, Inc., c/o FPS Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903. The $200 minimum initial investment may be waived by the Distributor for plans involving continuing investments (see "Stockholder Services"). There is no minimum for subsequent investments, which may be mailed directly to the Transfer Agent. All such investments are effected at the net asset value of Fund shares next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the stockholder's address of record.

TELEPHONE PURCHASE AUTHORIZATION (Investing by Phone)

         Stockholders who have completed the Telephone Purchase Authorization section of the Investment Application Form may purchase additional shares by telephoning the Fund's Transfer Agent at (800) 845-2340. The minimum telephone purchase is $1,000 and the maximum is five times the net asset value of shares (for which certificates have not been issued) held by the stockholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be effected at the net asset value next computed after receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within three business days after the order is placed. If payment is not received within three business days, the stockholder will be liable for all losses incurred as a result of the purchase.

INVESTING BY WIRE

         Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank KC NA, ABA #10-10-00695, For: FPS Services, Inc. Account #98-7037-0719; Further Credit Capstone Growth Fund, Inc. The investor's name and account number must be specified in the wire.

         Initial Purchases - Before making an initial investment by wire, an investor must first telephone (800) 845- 2340 to be assigned an account number. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the investment application which accompanies this Prospectus should be promptly forwarded to Capstone Growth Fund, Inc., c/o FPS Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903.

         Subsequent Purchases - Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.


                            DISTRIBUTIONS AND TAXES

PAYMENT OPTIONS

         Distributions (whether treated for tax purposes as ordinary income or long-term capital gains) to stockholders of the Fund are paid in additional shares of the Fund, with no sales charge, based on the Fund's net asset value as of the close of business on the record date for such distributions.
However, a stockholder may elect on the application form which accompanies this Prospectus to receive distributions as follows:

Option 1. To receive income dividends in cash and capital gain distributions in additional Fund shares, or

Option 2. To receive all income dividends and capital gain distributions in cash.

         The Fund intends to pay any dividends from investment company taxable income and distributions representing capital gain at least annually, usually in November. The Fund will advise each stockholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid to the stockholder during the calendar year.

         If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then current net asset value and your election will be converted to the purchase of additional shares.

TAXES

         The Fund intends to continue to qualify and elect to be treated as a regulated investment company under the Federal tax law. In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund generally will be relieved of Federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses) distributed to stockholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions from investment company taxable income are taxable to stockholders as ordinary income. Distributions of the net capital gain designated by the Fund as capital gain dividends are taxable as long-term capital gains regardless of the length of time a stockholder may have held shares of the Fund, but the rate of tax will depend on the Fund's holding period for the assets whose sale gives rise to the gain. The tax treatment of distributions treated as ordinary income or capital gain will be the same whether the stockholder reinvests the distributions in additional shares or elects to receive them in cash.

         Stockholders will be notified each year of the amounts and nature of dividends and distributions including the amounts (if any) for that year which have been designated as capital gain dividends.

         Special tax rules may apply to the Fund's purchase of put and call options, its acquisition of stock index futures, and its acquisition of options on such futures. Such rules, among other things: (i) may affect whether capital gains and losses from such transactions are considered to be short-term or long-term; (ii) may have the effect of converting capital gains and losses into ordinary income and losses; (iii) may have the effect of deferring losses and/or accelerating the recognition of gains or losses; and (iv) for purposes of qualifying as a regulated company, may limit the extent to which the Fund will be able to engage in such transactions.

         Upon the sale, redemption or other disposition of shares of the Fund, a stockholder generally will realize a taxable gain or loss, depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands and generally will be long-term or short-term, depending upon the stockholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to the reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder with respect to such shares.

         The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions (including gross proceeds from the redemption of Fund shares) payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the stockholder has been notified by the Internal Revenue Service that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

         Distributions also may be subject to additional state, local, and foreign taxes depending upon each stockholder's particular situation. In addition, foreign stockholders may be subject to Federal income tax rules that differ significantly from those described above. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                      REDEMPTION AND REPURCHASE OF SHARES

         Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Growth Fund, Inc., c/o FPS Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903. In addition, certain expedited redemption methods described below are available. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the stockholder's signature guaranteed by an "eligible guarantor institution", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. No signature guarantees for shares for which no certificates have been issued are required when an application is on file at the Transfer Agent and payment is to be made to the stockholder of record at the stockholder's address of record. However, if the proceeds of the redemption are to be paid to someone other than the registered holder, or to other than the stockholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed as specified above. The redemption price shall be the net asset value per share next computed after receipt of the redemption request. See "Determination of Net Asset Value".

         In addition, the Distributor is authorized as agent for the Fund to offer to repurchase shares which are presented by telephone or telegraph to the Distributor by authorized investment dealers. The repurchase price is the net asset value per share next determined after the request is received. See "Determination of Net Asset Value". Broker-dealers may charge for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase. Payment for shares presented for repurchase or redemption by authorized investment dealers will be made within seven days after receipt by the Transfer Agent of a written notice and/or certificate in proper order.

         The Fund reserves the right to pay any portion of redemption requests in excess of $1 million in readily marketable securities from the Fund's portfolio. In this case, the stockholder may incur brokerage charges on the sale of the securities.

         The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

         The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.

EXPEDITED TELEPHONE REDEMPTION

         A stockholder redeeming at least $1,000 of shares (for which certificates have not been issued), and who has authorized expedited redemption on the application form filed with the Transfer Agent may at the time of such redemption request that funds be mailed or wired to the commercial bank or registered broker-dealer he has previously designated on the application form by telephoning the Transfer Agent at (800) 845-2340. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. If a stockholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase. The Fund, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone redemptions.

         When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmations of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time, except that the net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share is computed by deducting total liabilities from total assets of the Fund and dividing the remainder by the total number of shares outstanding. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation.

         Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are valued at the mean between the most recent bid and asked prices. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the mean between the most recent bid and asked price. However, debt securities (other than short-term obligations) including listed issues, may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. For information concerning pricing of financial futures, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information. Securities as to which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.

         All portfolio securities, except options on stock and stock indexes and except for stock index futures and options thereon, are valued as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 p.m. Eastern time). Options on stock and stock indexes traded on national securities exchanges, and stock index futures and options thereon, which are traded on commodities exchanges, are valued at their last daily settlement prices as of the close of such exchanges (which is currently 4:15 p.m. Eastern time).


                              STOCKHOLDER SERVICES

         Capstone Growth Fund, Inc. provides its stockholders with a number of services and conveniences designed to assist investors in the management of their investments. These stockholder services include the following:

TAX-DEFERRED RETIREMENT PLANS

         Shares may be purchased by virtually all types of tax-deferred retirement plans. The Distributor or its affiliates make available plan forms and/or custody agreements for the following:

         o Individual Retirement Accounts (for individuals and their non-employed spouses who wish to make limited tax deductible contributions to a tax-deferred account for retirement); and

         o       Simplified Employee Pension Plans.

         Dividends and distributions will be automatically reinvested without a sales charge. For further details, including fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund.

         Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

EXCHANGE PRIVILEGE

         Shares of the Fund which have been outstanding 15 days or more may be exchanged for shares of other Capstone Funds at a price based on their respective net asset values with no sales or administrative charge. A stockholder requesting such an exchange will be sent a current prospectus for the fund into which the exchange is requested. Shares held less than 15 days cannot be exchanged; such shares will be redeemed at the next computed net asset value.

         Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales may be deemed abusive by the Adviser and, at the discretion of the Adviser, can be limited by the Fund's refusal to accept further purchase and/or exchange orders from the investor. Although the Adviser will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other stockholders, as a general policy investors should be aware that engaging in more than one exchange or purchase-sale transaction during any thirty-day period with respect to a particular fund may be deemed abusive and therefore subject to the above restrictions.

         An exchange of shares is treated for Federal income tax purposes as a sale of shares given in exchange and the stockholders may, therefore, realize a taxable gain or loss. The exchange privilege may be exercised only in those states where shares of the fund for which shares held are being exchanged may be legally sold, and the privilege may be amended or terminated upon 60 days' notice to stockholders.

         The stockholder may exercise the following exchange privilege options:

                 Exchange by Mail - Stockholders may mail a written notice requesting an exchange to the Fund's Transfer Agent.

                 Exchange by Telephone - Stockholders must authorize telephone exchange on the application form filed with the Transfer Agent to exchange shares by telephone. Telephone exchanges may be made from 9:30 a.m. to 4:00 p.m. Eastern time, Monday through Friday, except holidays. If certificates have been issued to the investor, this procedure may be utilized only if he delivers his certificates, duly endorsed for transfer, to the Transfer Agent prior to giving telephone instructions. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting exchanges over the telephone.

         When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmations of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.

PRE-AUTHORIZED PAYMENT

         A stockholder who has completed the Pre-Authorized Payment section of the Investment Application Form may arrange to make regular monthly investments of $25 or more automatically from his checking account by authorizing the Fund's Transfer Agent to withdraw the payment from his checking account.

SYSTEMATIC WITHDRAWAL PLAN

         Investors may open a withdrawal plan providing for withdrawals of $50 or more monthly, quarterly, semi-annually or annually if they have made a minimum investment of $5,000 in shares of the Fund. The minimum amount which may be withdrawn pursuant to this plan is $50.

         These payments do not represent a yield or return on investment and may constitute return of initial capital. In addition, such payments may deplete or eliminate the investment. Stockholders cannot be assured that they will receive payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend primarily upon the amount and frequency of payments and the yield on the remaining shares. Under this plan, any distributions must be reinvested in additional shares at net asset value.

         The Systematic Withdrawal Plan is voluntary, flexible, and under the stockholder's control and direction at all times, and does not limit or alter the stockholder's right to redeem shares. Such Plan may be terminated in writing at any time by either the stockholder or the Fund. The cost of operating the Systematic Withdrawal Plan is borne by the Fund.


                              GENERAL INFORMATION

         The Fund is an open-end diversified management investment company, as defined in the Investment Company Act of 1940, as amended. It was incorporated in New Jersey in 1952 and merged into a Pennsylvania corporation in 1967. Effective May 11, 1992 the Fund was reorganized as a Maryland corporation and its name was changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc. The Fund's name was changed to Capstone Growth Fund, Inc. effective September 6, 1994, upon approval by the Fund's stockholders at a special meeting held on August 25, 1994.

         The Fund's authorized capitalization consists of twenty-five million shares of $0.001 par value common stock. There is no other series or class of security outstanding. All shares have equal voting and liquidation rights and have one vote per share. Voting rights are non-cumulative, which means that holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for the directors will not be able to elect any directors. All shares have equal dividend rights, are fully paid, nonassessable and freely transferable and have no conversion, pre-emptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares.

         If additional series or classes are added, on all matters submitted to stockholder vote, all shares of the Fund then issued and outstanding, irrespective of series or class, will be voted in the aggregate and not by individual series or class except (i) when required by the Investment Company Act of 1940, shares will be voted by individual series or classes, and (ii) when a matter is determined by the directors to affect less than all of the Fund's series, then only holders of shares of the affected series will be entitled to vote on such matter.

         As of February 17, 1998, PliFunds Investment Plans owned approximately 11.47% of the outstanding shares of the Fund.

         The Fund's securities are held by The Fifth Third Bank, Cincinnati, Ohio, under a Custodian Agreement with the Fund. FPS Services, Inc. acts as both Transfer Agent and dividend paying agent for the Fund.

         Inquiries by stockholders of the Fund should be addressed to the Fund at its address stated on the cover page of this Prospectus.

ANNUAL MEETING

         The Fund is not required to hold an annual meeting of its stockholders; however, stockholders have the right to require the Secretary of the Fund to call a stockholders' meeting upon the written request of stockholders entitled to vote not less than ten percent of all votes entitled to be cast at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the stockholders requesting such meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders. No meeting shall be called upon the request of stockholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

                           CAPSTONE GROWTH FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 2, 1998



         This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated March 2, 1998. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.


                               TABLE OF CONTENTS


                                                                        Page
                                                                        ----

General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . 2
Risk Factors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . 7
Directors and Executive Officers  . . . . . . . . . . . . . . . . . . . . 8
Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Portfolio Transactions and Brokerage  . . . . . . . . . . . . . . . . .  13
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . .  14
How to Buy and Redeem Shares  . . . . . . . . . . . . . . . . . . . . .  15
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . .  15
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Control Persons and Principal Holders of Securities . . . . . . . . . .  19
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . .  20

GENERAL INFORMATION

         The Fund is an "open-end diversified management company" under the Investment Company Act of 1940. It was incorporated in New Jersey in 1952 and commenced business shortly thereafter. On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc. Effective September 6, 1994 the Fund's name was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994.

         The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Adviser"), which provides investment advisory and administrative services to the Fund. The Adviser and Capstone Asset Planning Company (the "Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.


INVESTMENT RESTRICTIONS

         The Fund has adopted the following restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of its outstanding shares. In addition to the fundamental investment limitations set forth in the Fund's Prospectus, the Fund shall not:

         1. Invest in real estate, or other interests in real estate which are not readily marketable.

         2. Underwrite securities issued by others, or invest in any securities it could not freely sell to the public without registration under the Securities Act of 1933, as amended, except that the Fund may invest up to 10% of its assets in securities which have not been registered under the Securities Act of 1933, as amended.

         3. Purchase the securities of any one issuer if such purchase would cause more than 10% of any class of outstanding securities, including outstanding voting securities, of such issuer to be held by the Fund.

         4. Lend any part of its assets apart from the purchase of portions of issues of publicly distributed bonds, debentures, notes and other evidences of indebtedness and privately distributed debt obligations of publicly owned companies.

         5.       Issue warrants or options for the acquisition of Fund shares.

         6. Pledge or otherwise encumber any of its assets to an extent greater than 15% of the gross assets of the Fund taken at cost. (In order to comply with Illinois law, management has decided to follow a more restrictive policy for the present time. Accordingly, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of the offering price of the Fund's shares, except as permitted in transactions in options and futures.)

         7. Invest more than 25% of the value of its assets in a particular industry.

         8. The Fund will not invest in oil, gas or other mineral exploration or development programs (although the Fund is not prohibited from investing in issuers that own or invest in such investors).

         9. Invest in securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition, or reorganization, and (b) the Fund may invest up to 10% of its total assets in shares of other investment companies.

         The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of the Fund's portfolio was 229% for the fiscal year ended October 31, 1997 and 173% for the fiscal year ended October 31, 1996.


RISK FACTORS

STOCK INDEX FUTURES AND RELATED OPTIONS

         The Fund may engage in transactions in options on stock and stock indices, and stock index futures and options on such futures as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

         To protect the value of its portfolio against declining stock prices, the Fund may purchase put options on stock indices. To protect against an increase in the value of securities that it wants to purchase, the Fund may purchase call options on stock indices. A stock index (such as the S&P 500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

         Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of both put and call options on stock indices will be subject to the Adviser's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Adviser's prediction proves to be inaccurate, the Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

         In addition, the Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the index.

         A stock index futures contract is a bilateral agreement to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the stock index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

         Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

         Successful use of stock index futures contracts and options on such contracts is subject to the Adviser's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that the Adviser's judgement in this respect will be correct. Additionally, the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities being hedged or used for cover is not perfect.

         The Fund will purchase and sell stock index futures contracts and will purchase put and call options on stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Generally, the Fund may hedge its securities portfolio against a period of market decline by selling stock index futures contracts or by purchasing puts on stock index futures contracts for the purpose of protecting its portfolio against such decline. Conversely, the Fund may purchase stock index futures contracts or call options thereon as a means of protecting against an increase in the prices of securities which the Fund intends to purchase. The Fund will not engage in transactions in stock index futures contracts or options on such contracts for speculation and will not write options on stock index futures contracts.

         When purchasing stock index futures contracts, the Fund will be required to post a small initial margin deposit, held by the Fund's custodian in the name of the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments.

         The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks.

         The Fund will not enter into transactions involving futures contracts and options on futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that its outstanding obligations under these contracts and options would exceed 20% of the Fund's total assets.

         Stock index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

         Positions in stock index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of the Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the opinion of the Fund's management, the risk that the Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because the Fund will only engage in futures strategies for hedging purposes, the Fund's management does not believe that the Fund will be subject to the risks of substantial loss that may be associated with futures transactions.

FOREIGN SECURITIES

         Although the Fund expects to invest principally in securities of U.S. issuers, it may invest in U.S. dollar- or foreign currency-denominated foreign equity and debt securities traded in the United States or in foreign markets. Its investments may include securities represented by European Depositary Receipts ("EDRs) and American Depositary Receipts ("ADRs"). Investments in securities of foreign issuers involve certain costs, risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders.
The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

         Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

         The Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.


PERFORMANCE INFORMATION

         The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter calculated pursuant to the following formula:

                                 n
                        P (1 + T) = ERV

where    P  =    a hypothetical initial payment of $1,000,
         T  =    the average annual total return,
         n  =    the number of years, and
         ERV =   the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         For the 1, 5 and 10 year periods ended October 31, 1997 the Fund's average annual total return was 26.91%, 13.50% and 13.38%, respectively.

         Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. For the 1, 5 and 10 year periods ended October 31, 1997 the Fund's total return was 26.91%, 88.38% and 251.13%, respectively.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.


DIRECTORS AND EXECUTIVE OFFICERS

         The Fund's directors and executive officers are listed below. All persons named as directors also serve in similar capacities for other mutual funds sponsored by the Adviser as indicated below.

   * EDWARD L. JAROSKI (51), Chairman of the Board, Executive Vice President and Director. 5847 San Felipe, Suite 4100, Houston, Texas 77057. President (since 1992) and Director (since 1987) of the Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Director/Trustee and Officer of other Capstone Funds.

       JAMES F. LEARY (67), Director.  c/o Search Capital Group, Inc., 600 N.
          Pearl Street, Suite 2500, Dallas, Texas 75201. President of Sunwestern Management, Inc. (since June 1982) and President of SIF Management (since January 1992), venture capital limited partnership concerns; General Partner of Sunwestern Advisors, L.P., Sunwestern Associates, Sunwestern Associates II, Sunwestern Partners, L.P. and Sunwestern Ventures, Ltd. (venture capital limited partnership entities affiliated with Sunwestern Management, Inc. and SIF Management, Inc.). Director of: other Capstone Funds; Anthem Financial, Inc. (financial services); Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); The Flagship Group, Inc. (vertical market microcomputer software); Marketing Mercadeo International (public relations and marketing consultants); MaxServ, Inc. (appliance repair database systems); MESBIC Ventures, Inc. (minority enterprise small business investment company); OpenConnect Systems, Inc. (computer networking hardware and software); PhaseOut of America, Inc. (smoking cessation products); and Search Capital Group, Inc. (financial services).

       JOHN R. PARKER (51), Director.  541 Shaw Hill, Stowe, Vermont 05672.
          Consultant and private investor (since 1990); Director of Nova Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995); and registered representative of Rickel & Associates (1988-1991).


--------------
 * Director who is an interested person as defined in the Investment Company Act of 1940 because of his relationship to the Adviser and Distributor.

       BERNARD J. VAUGHAN (69), Director.  113 Bryn Mawr Avenue, Bala Cynwyd,
          Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

       ALBERT P. SANTA LUCA (48), President.  5847 San Felipe, Suite 4100,
          Houston, Texas 77057. Vice President of Capstone Financial Services, Inc. and Capstone Asset Management Company (since 1994); formerly Vice President and Equity Fund Manager of BancOne -- BancOne Investment Advisors (1984-1994).

       DAN E. WATSON (49), Executive Vice President.  5847 San Felipe, Suite
          4100, Houston, Texas 77057. Chairman of the Board (since 1992) and Director of Capstone Asset Management Company (since 1987); Chairman of the Board and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Officer of other Capstone Funds.

       IRIS R. CLAY (45), Secretary.  5847 San Felipe, Suite 4100, Houston,
          Texas 77057. Secretary (since February 1996), Assistant Vice President (1994-1996) and Assistant Secretary (1990-1994) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds.

       LINDA G. GIUFFRE (36), Treasurer.  5847 San Felipe, Suite 4100, Houston,
          Texas 77057. Vice President and Treasurer (since February 1996) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1990-1996) and Secretary (1994-1996) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Treasurer (1990-1996) and Secretary (1995- 1996) of Capstone Asset Planning Company; Officer of other Capstone Funds.


       The directors and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. The directors of the Fund (other than Mr. Jaroski) also received compensation for serving as directors of other Capstone Funds.

       Each director not affiliated with the Adviser is entitled to $500 for each Board meeting attended, and is paid a $2,000 annual retainer by the Fund. The directors and officers of the Fund are also reimbursed for expenses incurred in attending meetings of the Board of Directors. For the fiscal year ended October 31, 1997, the Fund paid or accrued for the account of its officers and directors, as a group for services and expenses in all capacities, a total of $14,054.

       The following table represents the fees paid during the 1997 calendar year to the directors of the Fund and the total compensation each director received during that period from the Capstone Funds complex.

                               COMPENSATION TABLE

                                                                                                        Total
                                                                                                    Compensation
                                                                                                        From
                                         Aggregate        Pension or                                 Registrant
                                       Compensation       Retirement        Estimated Annual          and Fund
      Name of Person,                       From       Benefits Accrued       Benefits Upon         Complex Paid
          Position                       Registrant*     As Part of Fund        Retirement           to Trustees
  ----------------------              ----------------  -----------------  --------------------- -----------------
James F. Leary, Director                  $3,250               $0                  $0              $ 5,750(1,2)
John R. Parker, Director                   3,375                0                   0                5,750(1,2)
Bernard J. Vaughan, Director               3,625                0                   0                9,750(1,2)

----------------------
* Fund does not pay deferred compensation.
1  Director of Capstone Fixed Income Series, Inc.
2  Trustee of Capstone International Series Trust


INVESTMENT ADVISER

         Pursuant to the terms of an investment advisory agreement dated May 11, 1992 (the "Advisory Agreement"), the Fund employs Capstone Asset Management Company (the "Adviser") to furnish investment advisory and administrative services. The Adviser is a wholly-owned subsidiary of Capstone Financial Services, Inc.

         For its services, the Adviser receives an annual fee at the rate of .75 of 1% per annum on the first $50 million of the Fund's net assets, .60 of
1% per annum on the next $150 million of the Fund's net assets, .50 of 1% per annum on the next $300 million of the Fund's net assets and .40 of 1% per annum on all of the Fund's net assets in excess of $500 million. The fee is payable monthly at a rate of 1/16th of 1% of the first $50 million of the Fund's net assets, 1/20th of 1% of the next $150 million of the Fund's net assets, 1/24th of 1% of the next $300 million of the Fund's net assets and 1/30th of 1% of all of the Fund's net assets in excess of $500 million, respectively. The Fund's net assets are determined at the close of the last business day of each month. The fee paid to the Adviser may be somewhat higher than that paid by other investment companies. For the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid investment advisory fees in the amounts of $474,503, $484,337 and $560,434, respectively. As a percentage of the average net assets of the Fund, the investment advisory fee was .71%, .71% and .69%, respectively, for each of those years.

         The Fifth Third Bank of Cincinnati, Ohio performs accounting, bookkeeping and pricing services for the Fund. For these services, Fifth Third Bank receives a monthly fee from the Fund. Prior to February 10, 1997, the Adviser provided these services and was reimbursed by the Fund for its costs. The amount paid to the Adviser was not intended to include any profit, and was in addition to the advisory fees.

         The Advisory Agreement contains an expense limitation provision pursuant to which the Adviser will contribute money to the Fund up to an amount equal to its advisory fees or waive all or a portion of its advisory fees to insure that the aggregate annual expenses of the Fund, including the advisory fee, but excluding certain expenses such as brokerage commissions, litigation costs and certain distribution plan expenses, do not exceed the expense limitations of any state having jurisdiction over the Fund. In such event, the annual advisory fees of the Adviser will be reduced pro rata (but not below zero) to the extent necessary to comply with such expense limitations. Due to recent Federal and state regulations, such state expense limitations are no longer applicable to the Fund.

         Pursuant to the Advisory Agreement, the Adviser pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes), except expenses of travel to attend meetings of the Fund's Board of Directors or committees or advisers to the Board. The Adviser also agrees to make available, without expense to the Fund, the services of its directors, officers and employees who serve as officers of the Fund. The Fund pays all of its expenses not borne by the Adviser pursuant to the Advisory Agreement including such expenses as (i) the advisory fee, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Fund, (vii) the cost of reports and notices to stockholders, and (viii) fees to directors and salaries of any officers or employees who are not affiliated with the Adviser, if any.

         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

         The Advisory Agreement will remain in effect from year to year provided its renewal is specifically approved at least annually (a) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The following individuals are affiliated persons of both the Fund and the Adviser as defined in the 1940 Act: Albert P. Santa Luca, Dan E. Watson, Edward L. Jaroski, Linda G. Giuffre and Iris R. Clay. (For further information, reference is made to the caption herein "Directors and Officers".)


DISTRIBUTOR

         Capstone Asset Planning Company (the "Distributor") acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated May 11, 1992 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Effective August 21, 1995, the front end sales load applicable to sales of the Fund's shares was eliminated. Prior to August 21, 1995, the Distributor received commissions from sales of shares of the Fund, which amounts were not an expense of the Fund but represented the sales commission added to the net asset value of shares purchased from the Fund. The sales charge was paid to the Distributor, who reallowed a portion of the sales charge to broker-dealers who had an agreement with the Distributor to participate in the offering of the Fund's shares. During the fiscal year ended October 31, 1995, the Distributor earned $5,056 in commissions on the sale of Fund shares.

         The Distribution Agreement is renewable from year to year if approved
(a) by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

         On March 1, 1992, the Fund adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to absorb certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Management of the Fund - Distributor" in the Fund's Prospectus. As required by Rule 12b-1, the Fund's Plan and related agreements were approved by a vote of the Fund's Board of Directors, and by a vote of the directors who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"), and by the Fund's stockholders at the Annual Meeting of Stockholders held February 18, 1992.

         As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Fund paid $166,384 in 12b-1 fees during the fiscal year ended October 31, 1997. Of this amount, approximately $12,500 was paid to outside Service Organizations and the balance was retained by the Distributor as reimbursement of distribution-related expenses including, but not limited to: compensation of Capstone employees who engage in or support the marketing and servicing efforts on behalf of the Fund (approximately $139,461); printing of advertising materials, prospectuses and financial reports distributed to prospective investors (approximately $6,785); postage and mailing expenses (approximately $2,049); and other miscellaneous costs and expenses incurred in the operation of the Plan (approximately $59,414).

         The Plan and related agreements may be terminated at any time by a vote of the Plan Directors or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested directors for the Fund is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

         Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

         The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the directors, including a majority of the Plan Directors. Continuance of the Plan was last approved by a majority of directors and Plan Directors on May 12, 1997. In compliance with the Rule, the directors, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.


PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. In addition, the Adviser may cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Fund and the Adviser's other clients. Such research services must provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         From time to time, the Adviser effects securities transactions through Capstone Asset Planning Company ("CAPCO"), TradeStar Investments, Inc. and Williams MacKay Jordan & Co., Inc. ("WMJ"), broker-dealer affiliates of the Adviser. WMJ is deemed to be an affiliated broker since one of the principals of that firm serves as a director of Capstone Financial Services, Inc., the parent company of the Adviser and CAPCO. The percentage of the aggregate dollar amount of transactions involving the payment of a brokerage commission effected through WMJ during the fiscal year ended October 31, 1996 was 0.33%.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of dealers to execute portfolio transactions for the Fund.

         The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately.

         The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

         During the fiscal year ended October 31, 1997, the Fund incurred brokerage commissions of $216,766, which represented .33% of the Fund's average net assets. Securities transactions effected through brokers who furnished the Fund with statistical, research and advisory information amounted to $216,750,994 (100% of the aggregate dollar amount of transactions executed with a commission), and commissions paid by the Fund on these trades totaled $216,766 (100% of total commissions). The Fund also executed trades in the amount of $24,355,556 in which a "mark-up" (the dealer's profit) was included in the price of the securities.

         During the fiscal years ended October 31, 1996 and 1995, the Fund paid $252,934 and $311,645, respectively, in brokerage commissions on portfolio trades. During these periods, CAPCO received no brokerage commissions.


DETERMINATION OF NET ASSET VALUE

         The net asset value per share is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share. Such computation is made by (i) valuing securities listed on an exchange or quoted on the NASDAQ national market system at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) valuing other securities at the mean between the last reported bid and asked prices and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Directors of the Fund.

         However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost.

         During the period a financial futures contact is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily as unrealized gain or loss is incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.


HOW TO BUY AND REDEEM SHARES

         Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the Fund's net asset value.

         Shares will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Purchasing Shares" in the Prospectus.

         Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Growth Fund, Inc., c/o FPS Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903. In addition, certain expedited redemption methods are available. See "Redemption and Repurchase of Shares" in the Prospectus.


DIVIDENDS AND DISTRIBUTIONS

         The Fund's policy is to distribute to stockholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long- term capital losses) in annual dividends. The Fund intends similarly to distribute to stockholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). All dividends and capital gain distributions are reinvested in shares of the Fund at net asset value without sales commission, except that any stockholder may otherwise instruct the Transfer Agent in writing and receive cash. Stockholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

         The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company, the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

         As a regulated investment company, the Fund generally is not subject to Federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain ordinary losses, as prescribed by the Code), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         If the Fund retains its net capital gains, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gain as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

         DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as ordinary income. The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.

         Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deduction. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

         All distributions are taxable to the stockholder whether reinvested in additional shares or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         HEDGING AND OTHER TRANSACTIONS. Certain options and futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and at other times prescribed pursuant to the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

         Because the tax consequences of straddle transactions to the Fund are not entirely clear, it may ultimately be determined that the Fund's tax accounting procedures failed to conform to the straddle rules. Consequently, the Fund may have inadvertently failed to satisfy one or more of the requirements for qualification as a regulated investment company. If the Fund has failed to satisfy the requirement that it distribute at least 90% of its net investment company taxable income, the Fund may be able to preserve its regulated investment company status by making a "deficiency dividend" distribution. In addition, the Fund would have to pay interest and a penalty on the amount of the deficiency dividend distribution. If the Fund fails to satisfy one of the other requirements for qualification as a regulated investment company, the Fund would be taxed as an ordinary corporation, and its distributions, including net capital gain distributions, would be taxable to stockholders as ordinary dividends. Moreover, upon any requalification as a regulated investment company, the Fund might be subject to a corporate-level tax on certain gains.

         Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and futures contracts.

         DISPOSITION OF SHARES. Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss will generally be long-term or short-term depending upon the stockholder's holding period for the shares. However, a loss realized by a stockholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the stockholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Exchanges of Fund shares for shares of other funds generally would be treated as taxable sales of the shares exchanged by the stockholder.

         Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         BACKUP WITHHOLDING. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the

Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

         OTHER TAXES. Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Foreign stockholders may be subject to U.S. tax rules that differ significantly from those described above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of February 17, 1998, PLIFunds Investment Plans, 5847 San Felipe, Suite 4100, Houston, Texas 77057 owned of record and beneficially 11.47% of the outstanding shares of common stock of the Fund.


OTHER INFORMATION

         CUSTODY OF ASSETS. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, as custodian.

         STOCKHOLDER REPORTS. Semi-annual statements are furnished to stockholders, and annually such statements are audited by the independent accountants.

         INDEPENDENT ACCOUNTANTS. Briggs, Bunting & Dougherty, LLP, Two Logan Square, Suite 2121, Philadelphia, Pennsylvania 19103-4901, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

         LEGAL COUNSEL. Dechert Price & Rhoads, 1775 I Street, N.W., Washington, DC 20006, is legal counsel to the Fund.

                                                      CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                  MARKET
                                                                   VALUE       PERCENTAGE OF
COMMON STOCKS - 86.24%                               SHARES      (NOTE 1-A)      NET ASSETS
                                                     ------     --------------   ----------
COMMERCIAL SERVICES (0.58%)
McGraw Hill Co., Inc. ............................     6,220    $      406,633       0.58%

CONSUMER DURABLES (3.47%)
Chrysler Corp. ...................................    18,910           666,578       0.96
Eastman Kodak ....................................     4,300           257,463       0.37
Ford Motor Company ...............................    17,520           765,405       1.10
General Motors Corporation .......................    11,250           722,109       1.04
                                                                --------------    -------
                                                                     2,411,555       3.47
CONSUMER NON-DURABLES (7.29%)
Coca Cola Co. ....................................    18,590         1,050,335       1.51
Gillette Company .................................     5,300           472,031       0.68
Kimberly-Clark Corp ..............................    13,050           677,784       0.97
Pepsico Inc. .....................................    14,640           538,935       0.77
Philip Morris Cos., Inc. .........................    20,900           828,163       1.19
Proctor & Gamble Co. .............................     9,400           639,200       0.92
UST Inc. .........................................    16,650           498,459       0.72
V F Corp. ........................................     4,130           369,119       0.53
                                                                --------------    -------
                                                                     5,074,026       7.29
CONSUMER SERVICES (4.05%)
Gannett Co. ......................................    12,800           672,800       0.97
HFS Inc. (a) .....................................     6,510           458,955       0.66
King World Productions, Inc. (a) .................    13,040           616,140       0.89
McDonalds Corporation ............................     8,680           388,973       0.56
Walt Disney Company ..............................     8,200           674,450       0.97
                                                                --------------    -------
                                                                     2,811,318       4.05
ELECTRONIC TECHNOLOGY (5.79%)
Compaq Computer Corp. ............................     5,060           322,575       0.46
Cisco Systems, Inc. (a) ..........................     4,470           366,680       0.53
Dell Computer Corp. (a) ..........................     2,290           183,486       0.26
Hewlett-Packard Co. ..............................     9,950           613,791       0.88
Intel Corp. ......................................     9,430           726,110       1.04
International Business Machines Corp. ............     5,160           506,002       0.73
Lockheed Martin Corp. ............................     7,750           736,734       1.06
Lucent Technology, Inc. ..........................     7,000           577,062       0.83
                                                                --------------    -------
                                                                     4,032,440       5.79

                                                       CAPSTONE GROWTH FUND, INC

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------


                                                                   MARKET
                                                                    VALUE       PERCENTAGE OF
                                                     SHARES       (NOTE 1-A)      NET ASSETS
                                                     ------       ----------      ----------
ENERGY MINERALS (7.13%)
Amoco Corp. ......................................     5,740    $     526,286        0.76%
Chevron Corp. ....................................     5,700          472,744        0.68
Exxon Corp. ......................................    18,610        1,143,352        1.64
Kerr McGee Corp. .................................     2,500          168,906        0.24
Mobil Corp. ......................................     6,240          454,350        0.65
Phillips Petroleum Co. ...........................    10,230          494,876        0.71
Royal Dutch Petroleum ............................    16,510          868,839        1.25
Texaco, Inc. .....................................     6,620          376,926        0.54
USX-Marathon Group ...............................    12,830          458,672        0.66
                                                                -------------    --------
                                                                    4,964,951        7.13
FINANCE (18.62%)
American International Group .....................     5,580          569,509        0.82
American Express Corp. ...........................     5,700          444,600        0.64
Bankamerica Corp. ................................     7,820          559,130        0.80
Chase Manhattan Corp. ............................     7,570          873,389        1.26
Cigna Corp. ......................................     3,600          558,900        0.80
Citicorp .........................................     7,350          919,209        1.32
Comerica, Inc. ...................................     5,410          427,728        0.61
First Chicago NBD Corp. ..........................     6,910          502,702        0.72
Fleet Financial Group Inc. .......................     7,090          455,976        0.66
Federal National Mortgage Association ............    11,260          545,406        0.78
Federal Home Loan Mortgage Corp. .................    12,180          461,317        0.66
First Union Corp. ................................    11,260          552,444        0.79
General Re Corp. .................................     6,400        1,262,000        1.81
Jefferson Pilot Co. ..............................     8,040          621,592        0.89
Keycorp ..........................................     6,980          427,089        0.61
MBIA Inc. ........................................    13,400          800,650        1.15
Morgan Stanley, Dean Witter & Co. ................    10,730          525,770        0.76
Nationsbank Corp. ................................     8,080          483,790        0.70
Southtrust Corp. .................................     9,010          432,480        0.62
St. Paul Companies, Inc. .........................     6,660          532,384        0.76
Transamerica Corp. ...............................     3,400          343,187        0.49
Traveler's Group, Inc. ...........................     9,600          672,000        0.97
                                                                -------------    --------
                                                                   12,971,252       18.62
HEALTH TECHNOLOGY (9.88%)
Abbott Labs ......................................     9,610          589,213        0.85
American Home Products Corp. .....................     8,120          601,895        0.86
Amgen, Inc. (a) ..................................     1,800           88,650        0.13
Bristol-Myer Squibb Co. ..........................     9,870          866,097        1.24
Johnson & Johnson ................................    11,590          664,976        0.96
Lilly Eli & Co. ..................................    13,220          884,087        1.27
Merck & Co. ......................................    11,660        1,040,655        1.50
Pfizer, Inc. .....................................    11,260          796,645        1.14
Schering-Plough Corp. ............................     9,510          533,154        0.77
Warner Lambert Co. ...............................     5,660          810,441        1.16
                                                                -------------    --------
                                                                    6,875,813        9.88

                                                      CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------



                                                                   MARKET
                                                                    VALUE       PERCENTAGE OF
                                                     SHARES       (NOTE 1-A)      NET ASSETS
                                                     ------       ----------      ----------
INDUSTRIAL SERVICES (1.30%)
Helmerich & Payne, Inc. ..........................     5,990    $     483,318        0.69%
Schlumberger Limited .............................     4,820          421,750        0.61
                                                                -------------    --------
                                                                      905,068        1.30
NON-ENERGY MINERALS (1.77%)
Phelps Dodge Corp. ...............................    16,530        1,229,419        1.77

PROCESS INDUSTRIES (3.41%)
Dow Chemical Co. .................................    18,370        1,667,078        2.40
Dupont (E.I.) De Nemours & Co. Inc. ..............    12,420          706,387        1.01
                                                                -------------    --------
                                                                    2,373,465        3.41
PRODUCER MANUFACTURING (7.31%)
Dover Corporation ................................     6,400          432,000        0.62
Eaton Corporation ................................     9,170          886,051        1.27
General Electric Co. .............................    24,500        1,581,781        2.27
Honeywell, Inc. ..................................    15,000        1,020,938        1.47
Minnesota, Mining & Manufacturing Co. ............     8,130          743,895        1.07
Xerox Corporation ................................     3,000          237,937        0.34
York International Corp. .........................     4,100          187,062        0.27
                                                                -------------    --------
                                                                    5,089,664        7.31
RETAIL TRADE (2.49%)
Dayton Hudson Corp. ..............................     7,470          469,209        0.67
Rite Aid Corp. ...................................     7,700          457,188        0.66
Wal-Mart Stores, Inc. ............................    23,060          809,982        1.16
                                                                -------------    --------
                                                                    1,736,379        2.49
TECHNOLOGY SERVICES (2.50%)
Computer Associates International, Inc. ..........     2,000          149,125        0.21
Microsoft Corp. (a) ..............................     8,000        1,040,000        1.49
Oracle Corp. (a) .................................    12,660          452,991        0.65
Parametric Technology Corp. (a) ..................     2,400          105,900        0.15
                                                                -------------    --------
                                                                    1,748,016        2.50
TRANSPORTATION (2.15%)
Burlington Northern Santa Fe Corp. ...............    15,740        1,495,300        2.15

                                                      CAPSTONE GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                            SHARES        MARKET
                                                              OR          VALUE       PERCENTAGE OF
                                                          PAR VALUE     (NOTE 1-A)      NET ASSETS
                                                         -----------    -----------     ----------
UTILITIES (8.50%)
AT&T Corp. .............................................      18,860    $   922,961          1.33%
Ameritech Corp. ........................................      14,860        965,900          1.39
Bell Atlantic Corp. ....................................      16,880      1,348,290          1.94
Bellsouth Corp. ........................................      16,530        782,076          1.12
Entergy Corp. ..........................................      23,870        583,323          0.84
SBC Communications, Inc. ...............................      11,600        738,050          1.06
Williams Companies, Inc. ...............................      11,200        570,500          0.82
                                                                        -----------        ------
                                                                          5,911,100          8.50
TOTAL COMMON STOCK (Cost $54,138,820) ..................                 60,036,399         86.24

CORPORATE BONDS - 0.07%
Philip Morris Cos, Inc. 9.25%, 12/01/97 (Cost $49,983).. $    50,000         50,125          0.07

SHORT-TERM CORPORATE NOTES - 8.63%
Ford Motor Credit Corp., 5.65%, 11/04/97 ...............   1,500,000      1,500,235          2.16
Ford Motor Credit Corp., 5.64%, 11/07/97 ...............   1,500,000      1,500,235          2.16
General Electric Capital Corp., 5.40%, 11/03/97 ........   3,000,000      3,001,352          4.31
                                                                        -----------        ------

        TOTAL SHORT-TERM CORPORATE NOTES (Cost $6,001,822) ......         6,001,822          8.63
        TOTAL INVESTMENTS (Cost $60,190,625) ....................        66,088,346         94.94
        OTHER ASSETS, LESS LIABILITIES ..........................         3,520,423          5.06
                                                                        -----------        ------
        NET ASSETS ..............................................       $69,608,769        100.00%
                                                                        ===========        ======

(a) Non-income producing security



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1997
--------------------------------------------------------------------------------


ASSETS:
        Investments in securities at market value (identified cost $60,190,625) (Note 1-A)..........    $66,088,346
        Cash and cash equivalents ..................................................................      3,162,060
        Receivables:
                Investment securities sold ...........................................   $ 9,655,108
                Dividends and interest ...............................................        81,870      9,736,978
                                                                                         -----------    -----------

             Total Assets ..........................................................................     78,987,384
                                                                                                        -----------

LIABILITIES:
        Payable for investment securities purchased ..................................     9,283,003
        Accrued advisory fees ........................................................        43,209
        Other accrued expenses .......................................................        52,403
                                                                                         -----------

             Total Liabilities .....................................................................      9,378,615
                                                                                                        -----------

NET ASSETS .........................................................................................    $69,608,769
                                                                                                        ===========
NET ASSET VALUE PRICE PER SHARE:
($69,608,769 / 4,154,497 shares outstanding) $.001 par value, 25,000,000 shares authorized .........    $     16.76
                                                                                                        ===========
SOURCE OF NET ASSETS:
        Paid in capital ............................................................................    $47,740,314
        Undistributed net investment income ........................................................        658,977
        Accumulated net realized gain on investments ...............................................     15,311,757
        Net unrealized appreciation of investments .................................................      5,897,721
                                                                                                        -----------

             Total .................................................................................    $69,608,769
                                                                                                        ===========



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.


STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------


INVESTMENT INCOME
        Income:
                Dividends ................................................................    $  1,181,630
                Interest .................................................................         293,300
                                                                                              ------------
              Total Investment Income ....................................................       1,474,930

        Expenses: (Note 2)
                Advisory fees ............................................    $    474,503
                Administrative services ..................................          26,357
                Distribution fees ........................................         166,384
                Transfer agent fees ......................................          78,422
                Professional fees ........................................          29,141
                Director fees and expenses ...............................          14,054
                Registration and filing fees .............................          13,351
                Reports and notices to stockholders ......................          12,739
                Custodian fees ...........................................          11,693
                Miscellaneous ............................................           5,566
                                                                              ------------
              Total Expenses .............................................         832,210
                Less: Custodian fees paid indirectly .....................          16,257
                                                                              ------------
                Net Expenses .............................................................         815,953
                                                                                              ------------

                    Net Investment Income ................................................         658,977
                                                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (Note 4)
        Net realized gain from security transactions .....................      15,329,584
        Net realized loss from futures contracts .........................         (16,102)
                                                                              ------------

                Net realized gain on investments .........................................      15,313,482

        Unrealized appreciation of investments:
                Beginning of year ........................................       6,312,872
                End of year ..............................................       5,897,721
                                                                              ------------

                Net decrease in unrealized appreciation of investments ...................        (415,151)
                                                                                              ------------

                Net realized and unrealized gain on investments ..........................      14,898,331
                                                                                              ------------

                        Net increase in net assets resulting from operations .............    $ 15,557,308
                                                                                              ============



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED OCTOBER 31,
                                                                                              1997             1996
                                                                                         ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income ...............................................................    $    658,977     $    867,784
Net realized gain on investments ....................................................      15,313,482        8,805,614
Net unrealized depreciation of investments ..........................................        (415,151)     (13,637,514)
                                                                                         ------------     ------------
Net increase (decrease) in net assets resulting from operations......................      15,557,308       (3,964,116)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............................................................        (863,940)        (391,940)
Net realized gain on investments ....................................................      (8,807,338)      (4,464,666)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting from capital share
        transactions (Note 3) .......................................................       3,492,744      (16,273,183)
                                                                                         ------------     ------------
          Net increase (decrease) in net assets .....................................       9,378,774      (25,093,905)

NET ASSETS
Beginning of year ...................................................................      60,229,995       85,323,900
                                                                                         ------------     ------------
End of year (including undistributed net investment income of $658,977
        and $863,940, respectively)  ................................................    $ 69,608,769     $ 60,229,995
                                                                                         ============     ============


       SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
NOTES TO FINANCIAL STATEMENTS-OCTOBER 31, 1997
================================================================================

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - The Fund's investment in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost.

B) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

C) CASH EQUIVALENTS - Funds on deposit in money market mutual fund accounts are considered to be a cash equivalent.

                                                      CAPSTONE GROWTH FUND, INC.


D) FUTURES CONTRACTS - Initial margin deposits required upon entering into futures contracts are made by depositing cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     The Fund may purchase or sell stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Futures contracts involve credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk. The Fund's credit risk is minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The Fund assumes the market risk which arises from any changes in securities values.

E) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F) OTHER - The Fund distributes its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Capstone Asset Management Company ("CAMCO") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% on the first $50 million and .60% on the next $150 million.

     The Fifth Third Bank of Cincinnati, Ohio performs accounting, bookkeeping and pricing services for the Fund. Prior to February 10, 1997, CAMCO provided these services and was reimbursed by the Fund for its costs. This fee was not intended to include any profit to the Adviser and was in addition to the advisory fee described above.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1997, the Fund paid $166,384 in 12b-1 fees. Of this amount approximately 7.5% was paid to Service Organizations other than CAPCO.

                                                      CAPSTONE GROWTH FUND, INC.


     The Fund's Custodian provided credits during the year in the amount of $16,257 against custodian charges based on the uninvested cash balances of the Fund.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Fund. During the year ended October 31, 1997, directors of the Fund who are not "interested persons" received directors' fees of $8,750.

NOTE 3 - CAPITAL STOCK

     At October 31, 1997 there were 4,154,497 shares outstanding. Transactions in capital stock were as follows:

                                                                               YEAR ENDED OCTOBER 31,
                                                                               ----------------------
                                                                        1997                             1996
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
                                                           ------------     ------------     ------------     ------------
Shares sold ...........................................         336,768     $  4,956,842          215,449     $  3,088,151
Shares issued to shareholders in reinvestment
        of distributions ..............................         606,599        8,540,957          336,133        4,494,094
                                                           ------------     ------------     ------------     ------------
                                                                943,367       13,497,799          551,582        7,582,245
Shares redeemed .......................................        (659,908)     (10,005,055)      (2,855,388)     (23,855,428)
                                                           ------------     ------------     ------------     ------------
Net increase (decrease) ...............................         283,459     $  3,492,744       (2,303,806)    $(16,273,183)
                                                           ============     ============     ============     ============

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government securities and short-term investments aggregated $130,365,684 and $141,201,220, respectively. At October 31, 1997, the cost of investments for Federal income tax purposes was $60,190,625. Accumulated net unrealized appreciation on investments was $5,897,721 consisting of $6,542,445 gross unrealized appreciation and $644,724 gross unrealized depreciation.

NOTE 5 - DIVIDEND DISTRIBUTION

     On November 11, 1997 the Board of Directors declared a distribution of $3.81 a share, consisting of $3.65 from realized gains (long-term $1.686 per share; short-term $1.964 per share) and $.16 from ordinary income. The distribution is payable on December 8, 1997 to shareholders of record on November 28, 1997.

                                                      CAPSTONE GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                                                                    YEAR ENDED OCTOBER 31,
                                                       -----------------------------------------------------------------------------
                                                           1997            1996            1995            1994             1993
                                                       ------------    ------------    ------------    ------------     ------------
Net asset value at beginning of year ..............    $      15.56    $      13.82    $      13.23    $      14.43     $      14.00
                                                       ------------    ------------    ------------    ------------     ------------
Income from investment operations:
        Net investment income .....................            0.16            0.22            0.17            0.11             0.17
        Net realized and unrealized gain
            (loss) on investments .................            3.55            2.31            1.93           (0.23)            0.80
                                                       ------------    ------------    ------------    ------------     ------------
        Total from investment operations ..........            3.71            2.53            2.10           (0.12)            0.97
                                                       ------------    ------------    ------------    ------------     ------------
Less distributions from:
        Net investment income .....................            0.22            0.06            0.16            0.13             0.22
        Net realized gains ........................            2.29            0.73            1.35            0.95             0.32
                                                       ------------    ------------    ------------    ------------     ------------
        Total distributions .......................            2.51            0.79            1.51            1.08             0.54
                                                       ------------    ------------    ------------    ------------     ------------
Net asset value at end of year ....................    $      16.76    $      15.56    $      13.82    $      13.23     $      14.43
                                                       ============    ============    ============    ============     ============
TOTAL RETURN (%) (1) ..............................           26.91           19.27           17.04           (0.67)            7.05

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in thousands) ..........    $     69,609    $     60,230    $     85,324    $     80,941     $     96,465

Ratio to average net assets:
        Expenses (%) ..............................            1.25            1.29            1.31            1.28             1.24
        Net investment income (%) .................            0.99            1.31            1.21            0.78             0.19

Portfolio turnover rate (%) .......................             229             173             119              12               45

Average commission rate (per share of security)(2)     $      .0658    $      .0696



(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE GROWTH FUND, INC.


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Capstone Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Capstone Growth Fund, Inc., including the portfolio of investments as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1996 and the financial highlights for each of the four years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 18, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Growth Fund, Inc. at October 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the year ended October 31, 1997, in conformity with generally accepted accounting principles.



                                        Briggs, Bunting & Dougherty, LLP




Philadelphia, Pennsylvania
November 21, 1997 (except for
Note 5 as to which the date is
December 1, 1997)